UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                       October 26, 2004 (October 25, 2004)
                       -----------------------------------

                                      TODCO
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-31983                  76-0544217
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 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


     2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas     77042-3615
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               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (713) 278-6000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

     The Registrant hereby incorporates by reference into this Item 2.02 the press release issued by TODCO on October 25, 2004 with respect to its third quarter 2004 earnings. The press release is furnished as Exhibit 99.1. The information contained in this Item 2.02 is being furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be filed.

     The registrant has presented EBITDA in the press release and conference call transcript incorporated herein, which is a "non-GAAP" financial measure under Regulation G of the rules and regulations of the SEC. The components of EBITDA are computed by using amounts, which are determined in accordance with GAAP. As part of the press release information the registrant has provided a reconciliation of EBITDA to net loss from continuing operations which is the nearest comparable GAAP financial measure. However, because EBITDA is not based on any standardized methodology prescribed by GAAP, it is not necessarily comparable to similar measures presented by other companies. The registrant included EBITDA in the press release because it believes EBITDA provides investors additional information to assist them in assessing the registrant's business and performance in comparison to other industry participants.


ITEM 7.01  REGULATION FD DISCLOSURE
           ------------------------

     The Registrant hereby incorporates by reference into this Item 7.01 the monthly rig status report, as of October 25, 2004, of the Registrant attached as
Exhibit 99.2 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statement.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

             (c) Exhibits.

     Exhibit number        Description
     --------------        -----------

           99.1            Press release issued by TODCO dated October 25, 2004.
           99.2            Monthly Rig Status Report as of October 25, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TODCO


                                                 By: /s/ T. Scott O'Keefe
                                                     ---------------------------
                                                     T. Scott O'Keefe
                                                     Senior Vice President &
                                                     Chief Financial Officer



Dated: October 26, 2004

                                  EXHIBIT INDEX


Exhibit number             Description
--------------             -----------

    99.1                   Press release issued by TODCO dated October 25, 2004.
    99.2                   Monthly Rig Status Report as of October 25, 2004.